                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         DATE OF REPORT: MARCH 13, 2001
                (DATE OF EARLIEST EVENT REPORTED: MARCH 7, 2001)

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-11234                 76-0380342
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)            File Number)           Identification No.)

                         500 Dallas Street, Suite 1000
                             Houston, Texas 77002
         (Address of principal executive offices, including zip code)


                                713-369-9000
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

      On March 12, 2001, Kinder Morgan Energy Partners, L.P. sold $700 million aggregate principal amount of its 6.75% Notes due March 15, 2011 and $300 million aggregate principal amount of its 7.40% Notes due March 15, 2031 pursuant to an underwritten public offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

               1.1 Underwriting Agreement dated March 7, 2001 between Kinder Morgan Energy Partners, L.P. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities, Inc., Chase Securities Inc., Banc of America Securities LLC, and Goldman, Sachs & Co.

               4.1 Certificate of Vice President and Chief Financial Officer of Kinder Morgan Energy Partners, L.P. establishing the terms of the 6.75% Notes due March 15, 2011 and the 7.40% Notes due March 15, 2031.

               4.2 Specimen of 6.75% Notes due March 15, 2011 in book-entry form.

               4.3 Specimen of 7.40% Notes due March 15, 2031 in book-entry form.

                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KINDER MORGAN ENERGY PARTNERS, L.P.

                                    By: KINDER MORGAN G.P., INC.,
                                        its general partner


      Dated: March 13, 2001         By: /s/ JOSEPH LISTENGART
                                        --------------------------------------
                                        Joseph Listengart
                                        Vice President, General Counsel and
                                        Secretary

                                  EXHIBIT INDEX

             Exhibit
             -------

               1.1 Underwriting Agreement dated March 7, 2001 between Kinder Morgan Energy Partners, L.P. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities, Inc., Chase Securities Inc., Banc of America Securities LLC, and Goldman, Sachs & Co.

               4.1 Certificate of Vice President and Chief Financial Officer of Kinder Morgan Energy Partners, L.P. establishing the terms of the 6.75% Notes due March 15, 2011 and the 7.40% Notes due March 15, 2031.

               4.2 Specimen of 6.75% Notes due March 15, 2011 in book-entry form.

               4.3 Specimen of 7.40% Notes due March 15, 2031 in book-entry form.